TERMS SCHEDULE INVENTORY SECURITY AGREEMENT AND POWER OF ATTORNEY

This Terms Schedule is incorporated into and made part of a certain Inventory Security Agreement and Power of Attorney between 21st Mortgage Corporation (“Secured Party”) and Sun Home Services, Inc. (“Debtor”) dated March     , 2009. The below listed terms have been established for financing your inventory.

Interest charges are computed as provided in your Inventory Security Agreement and Power of Attorney in which these terms are incorporated by reference. Prime Rate will be the higher of: 1.) The “PRIME RATE” quoted by the Wall Street Journal, on the first business day of the month for which the billing is issued or 2.) The Minimum Prime Rate of 6.00%. All charges arc due upon receipt of the billing statement and are past due on the 25th day of the month.

Debtor agrees to keep flooring with Secured Party for a minimum of 12 months from the date of this agreement. If Secured Party is bought-out within this time frame then Secured Party may, at its sole discretion, apply a prepayment penalty of up to 5% of the outstanding inventory balance.

The program outlined below will be locked in for a period of 12 months. The program will automatically continue at the end of the 12 month period unless notice of an amendment to the Inventory Security Agreement and Power of Attorney or Terms Schedule is provided as set out in the Inventory Security Agreement.

Credit Limit:

Up to $ 10,000,000.00 in Advances and Approvals at any one time. Any and all Advances and Approvals are subject to the terms of the Inventory Security Agreement and Power of Attorney and the applicable Terms Schedule.

Approved Manufacturers:

Following the initial buy-out of unoccupied inventory (buy-out to be limited to a total of $6,000,000), Debtor will only be allowed to floor new, unoccupied CMH product on their floorplan line of credit with Secured Party.

Advance:	New Inventory (Stock & Display)	Up to 100% of manufacturer invoice plus freight.

	Pre-Owned Inventory	Subject to Debtor approval

The Interest rate

Is as follows:

Billing Period (Month)	Pricing
New Inventory (Stock & Display)

0-360 days (0-12 Mos.)	Prime Rate + 1.00%
361-450 days (13-15 Mos.)	Prime Rate + 1.00%
451-540 days (16-18 Mos.)	Prime Rate + 1.00%
541 days +	Prime Rate + 1.00%

Flat Charges:	Debtor agrees to pay a monthly service charge of $ 85.00 for each approved location. These charges will be known as Documentation, Handling and Inspection (“DHI”) Fees.

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Curtailments:

Subject to Secured Party’s right to demand payment in full upon Debtor default or to demand payment in full for a particular unit upon the expiration of the manufacturer repurchase obligation for that unit, Debtor hereby agrees to pay Curtailments to Secured Party in accordance with the following payment schedule:

	New Inventory (Stock)	0 % curtailments per month to 360 days (0-12 Months)
	Single-Section & Multi-Section	2 % curtailments per month 361 days +

	New Inventory (Display)	0 % curtailments per month to 360 days (0-12 Months)
	Multi-Section	2 % curtailments per month 361 days +

Default Rate:	Should Debtor be in Default of the ISA or Terms Schedule, a default rate of 3% above the otherwise applicable rate will be assessed.

Place of Payment:	Debtor shall send all payments to 21st Mortgage Corporation at Post Office Box 220, Knoxville, TN 37901

THIS SCHEDULE SHALL NOT BECOME A CONTRACT UNTIL SIGNED BY DEBTOR AND ACCEPTED BY SECURED PARTY. DEBTOR WAIVES NOTICE OF SUCH ACCEPTANCE.

Sun Home Services, Inc.	21ST MORTGAGE CORPORATION

(Debtor)	(Secured Party)

BY:		BY:

PRINT NAME:	Karen J. Dearing	PRINT NAME:

TITLE:	CFO, Secretary, Treasurer	TITLE:

DATE:		DATE:

BY:

PRINT NAME:

TITLE:

DATE:

(CORPORATE SEAL, IF APPLICABLE)

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TERMS SCHEDULE (BUYOUT UNITS-EXHIBIT A) INVENTORY SECURITY AGREEMENT AND POWER OF ATTORNEY

This Terms Schedule is incorporated into and made part of a certain Inventory Security Agreement and Power of Attorney between 21st Mortgage Corporation (“Secured Party”) and Sun Home Services, Inc. (“Debtor”) dated March     , 2009. The below listed terms have been established for financing your inventory.

Interest charges are computed as provided in your Inventory Security Agreement and Power of Attorney in which these terms are incorporated by reference. Prime Rate will be the higher of; 1.) The “PRIME RATE” quoted by the Wall Street Journal, on the first business day of the month for which the billing is issued or 2.) The Minimum Prime Rate of 6.00%. All charges are due upon receipt of the billing statement and are past due on the 25th day of the month.

Debtor agrees to keep flooring with Secured Party for a minimum of 12 months from the date of this agreement. If Secured Party is bought-out within this time frame then Secured Party may, at its sole discretion, apply a prepayment penalty of up to 5% of the outstanding inventory balance.

The program outlined below will be locked in for a period of 12 months. The program will automatically renew at the end of the term unless notice of program or Terms Schedule changes is given as provided in the Inventory Security Agreement and Power of Attorney.

The Interest rate
Is as follows:	Billing Period (Month)	Pricing
Buyout Units — Exhibit A

	*21st Purchase Date — Unit Liquidation Date	Prime + 1.00%

*21st Purchase Date = Day 21st buys and books buyout units onto their system

Approved Manufacturers:

Following the initial buy-out of unoccupied inventory (buy-out to be limited to a total of $6,000,000), Debtor will only be allowed to floor new, unoccupied CMH product on their floorplan line of credit with Secured Party.

Flat Charges:	Debtor agrees to pay a monthly service charge of $85.00 for each approved lot location. These charges will be known as Documentation, Handling and Inspection (“DHI”) Fees.

Curtailments:	Subject to Secured Party’s right to demand payment in full at any time, Debtor hereby agrees to pay Curtailments to Secured Party in accordance with the following payment schedule:

* % of Original Invoice Price per month

New Inventory (Stock)	0 % curtailments per month to 360 days (0-12 Months)
Single-Section & Multi-Section	2 % curtailments per month 361 days +

New Inventory (Display)	0 % curtailments per month to 360 days (0-12 Months)
Multi-Section	2 % curtailments per month 361 days +

*	Please note: Curtailments will be calculated based on manufacturer’s original invoice date.

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Default Rate:	Should Debtor be in Default of the ISA or Terms Schedule, a default rate of 3% above the otherwise applicable rate will be assessed.

Place of Payment:	Debtor shall send all payments to 21st Mortgage Corporation at Post Office Box 220 Knoxville, TN 37901

THIS SCHEDULE SHALL NOT BECOME A CONTRACT UNTIL SIGNED BY DEBTOR AND ACCEPTED BY SECURED PARTY. DEBTOR WAIVES NOTICE OF SUCH ACCEPTANCE.

Sun Home Services, Inc.	21ST MORTGAGE CORPORATION

(Debtor)	(Secured Party)

BY:		BY:

PRINT NAME:	Karen J. Dearing	PRINT NAME:

TITLE:	CFO, Secretary, Treasurer	TITLE:

DATE:		DATE:

BY:

PRINT NAME:

TITLE:

DATE:

(CORPORATE SEAL, IF APPLICABLE)

Initials _____

2